--------------------------------------------

                                UNITED  STATES
                   SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.C.  20549
                   ---------------------------------------------

                                   FORM  8-K

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                    --------------------------------------

     Date  of  Report  (Date  of  earliest  event  reported):   March  31,  2000
                                                               ----------------
                         Storm High Performance Sound Corp.
      -------------------------------------------------------------------------
            (Exact  name  of  registrant  as  specified  in  its  charter)

                                    Florida
      -------------------------------------------------------------------------
                  (State  or  other  jurisdiction  of  incorporation)


     0-29011                                           52-2048394
----------------------                     ------------------------------------
(Commission  File  Number)                  (IRS  Employer  Identification  No.)


                8756 - 122nd Avenue N.E., Kirkland, WA 98033
--------------------------------------------------------------------------------
     (Address  of  principal  executive  offices)     (Zip  Code)

                                 (425) 827-7817
                    -------------------------------------------
              Registrant's  telephone  number,  including  area  code:

                               Hi Liner Group, Inc.
                      610  Newport  Center  Drive,  Suite  800
                             Newport  Beach,  CA  92660
                                  (949)  719-1977
                         ---------------------------------
                   (Former  name,  address  and  telephone  number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     (a) Pursuant to a Stock Exchange Agreement (the "Exchange Agreement") dated as of March 31, 2000 between MRC Legal Services LLC ("MRC"), a California limited liability company and a majority shareholder of The Hi Liner Group, Inc. ("Hi Liner"), a Delaware corporation, and Storm High Performance Sound Corp. ("SHPE"), a Florida corporation, 800,000 of the outstanding shares of common stock of Hi Liner held by MRC, representing approximately 80% of the issued and outstanding common stock of Hi Liner, were exchanged for 1,500,000 shares of common stock of SHPE in a transaction in which SHPE effectively became the parent corporation of Hi Liner.

     The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of Hi Liner, MRC and SHPE on March 31, 2000. No approval of the shareholders of either SHPE or Hi Liner is required under applicable state corporate law.

     Prior to the merger, Hi Liner had 1,000,000 shares of common stock outstanding of which 800,000 shares were exchanged by MRC for 1,500,000 shares of common stock of SHPE. Immediately subsequent to the stock exchange, Hi Liner agreed to complete a reorganization pursuant to which the remaining shareholders were paid cash for their shares. By virtue of the exchange and the proposed reorganization, SHPE acquired 100% of the issued and outstanding common stock of Hi Liner.

     SHPE also entered into a Consulting Agreement in connection with the acquisition of Hi Liner with M. Richard Cutler, Brian A. Lebrecht, Vi Bui, Asher Starik and Stephanie Crumpler (the "Consultants") pursuant to which SHPE agreed to issue 2,000,000 shares of common stock of SHPE to the Consultants.

     Prior to the effectiveness of the Exchange Agreement and Consulting Agreement, SHPE had an aggregate of 8,606,815 shares of common stock, par value $.0001, issued and outstanding, and no shares of preferred stock outstanding.

     Upon closing of the Exchange Agreement and Consulting Agreement, SHPE had an aggregate of 12,106,815 shares of common stock outstanding.

     The officers of SHPE continue as officers of SHPE subsequent to the Exchange Agreement. See "Management" below. The officers, directors, and by-laws of SHPE will continue without change.

     A copy of the Exchange Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.

     (b) The following table sets forth certain information regarding beneficial ownership of the common stock of SHPE as of March 31, 2000 (subsequent to the issuance of 3,500,000 shares pursuant to the Exchange Agreement and the Consulting Agreement) by:

   o each person or entity known to own beneficially more than 5% of the common stock;
   o each  of  SHPE's  directors;
   o each  of  SHPE's  named  executive  officers;  and
   o all  executive  officers  and  directors  of  SHPE  as  a  group.



Title  of       Name  of Beneficial         Amount and Nature         Percent of
Class           Owner                       of  Beneficial  Owner     Class
----------      -------------------         ---------------------     ----------
Common          Patrick  F.  Charles        3,326,540  (1)             27.00%
Stock           8756  122nd  Avenue  NE
                Kirkland,  WA  98033

Common          Terrence  K.  Picken        3,326,540  (1)             27.00%
Stock           8756  122nd  Ave  NE
                Kirkland,  WA  98033

Common          M.  Richard  Cutler         1,661,750  (2)             13.82%
                610  Newport  Center  Dr.
                Suite  800
                Newport  Beach,  CA  92660

Common          Asher  Starik                 875,000                  7.28%

All  Officers  and  Directors               6,653,080                 54.00%
As  a  group  (2  persons)

(1) 7,115,593 shares of common stock of Storm are presently owned by North Coast of which the issued and outstanding voting common shares are owned 46.75% by Patrick F. Charles and 46.75% by Terrence K. Picken who are also the only officers and directors of North Coast.

(2) Of such shares, 731,250 are held by MRC Legal Services LLC. Mr. Cutler may be deemed to be the beneficial owner of such shares.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     (a) The consideration exchanged pursuant to the Exchange Agreement was negotiated between MRC and SHPE.

     In evaluating SHPE as a candidate for the proposed acquisition, MRC used criteria such as SHPE's present stock price as set forth on the over-the-counter bulletin board, its plan to produce and distribute film properties and other anticipated operations, and SHPE's business name and reputation. MRC and SHPE determined that the consideration for the merger was reasonable.

     (b) SHPE intends to continue its historical businesses and proposed businesses as set forth more fully immediately below.

BUSINESS

Organization  and  General  History

The Storm High Sound Performance Corporation, ("Storm") was organized and incorporated under the laws of the State of Florida on June 12, 1997. Storm was initially established to engage in the manufacture, marketing and distribution of "high end" car stereo systems. However, due to certain technical and market difficulties, the business of Storm did not develop as expected. As a result, Storm ceased its operations in 1999 and began a search for new business opportunities.

On January 28, 2000, Storm entered into a Stock Purchase Agreement, ("Agreement") with North Coast Productions, Inc., whereby, effective March 31, 2000, North Coast became the owner of 7,115,593 shares, of the 8,521,599 shares of Storm common stock issued and outstanding at the time of the transaction. Subsequent to the issuance of 3,500,000 shares pursuant to the Stock Exchange
Agreement and the Consulting Agreement (as previously discussed), North Coast owns 54% of the total shares issued in Storm and as of the date of this filing is Storm's parent company.
North Coast paid $300,000 for the Storm shares in the form of a cash infusion into Storm. The proceeds were used to pay all of the then existing obligations of Storm. All of the assets of Storm, prior to the effective date of the Agreement were distributed to the former controlling shareholders of Storm as consideration for 7,030,377 shares tendered to Storm by such shareholders, which shares were retired and cancelled.

The Agreement calls for North Coast to be merged into Storm under provisions of Florida Statutes, Annotated.

The consummation of the merger including the filing of the Articles of Merger with the Secretary of State of the State of Florida is subject to approval of shareholders. The shareholder action is pending at the present time; however the holders of over 80% of the shares eligible to vote have firmly endorsed the Agreement and intend to vote in favor of the merger.

The  future operations of Storm as contemplated by the Agreement will be that of
North  Coast.   The  following  summarizes  the  organizational history of North
Coast  Productions,  Inc.:

North Coast was formed as a privately owned company and incorporated in the State of Washington on December 29, 1999. The North Coast business plan adopted in December of 1999 is to produce and distribute films for the entertainment industry.

Business  Activity

In December 1999, North Coast adopted a business plan to actively pursue production and distribution of film properties and the purchase of scripts that management had become aware of. It is the overall business goal of North Coast to become a full service film production and distribution company whose productions may be completed and brought to market within a budget of $5 million and under per project.

Distribution channels such as video, cable and foreign venues that are available to the company should provide the company with receptive markets for its film productions. North Coast's major upside potential will be realized when one of its productions is accepted for wide spread USA theater distribution. North Coast is targeting films that do not require USA theatrical showings to return a profit to the company.

The company will be active in feature length movie productions, selected short subject production as well as producing projects and series for Television.

PLAN  OF  OPERATIONS

The company's current plan is to concentrate its business development efforts on opportunities available in the film production business, including made for TV projects.

The company plans to hire a team of industry professionals. Contact has been made with several industry experienced individuals who have expressed an interest in joining North Coast. Day to day operations, the selection of projects and the marketing of the company's productions and services will be by industry professionals.

The company's plan is to become operational during the second quarter of 2000. The development of two motion picture projects will receive the bulk of the company's management time and financial resources, if and when the financial resources become available.

North Coast is in the process of establishing itself as producer and distributor of filmed entertainment products. Foreign or World Wide distribution of USA produced entertainment projects is one of the fastest growing segments of the industry. It is the intention of North Coast to exploit that market as the foundation of the company's future.

The company's major marketing strategy is based on selling "within budget" productions to the marketplace at competitive prices. This includes video and cable distribution outlets in addition to the foreign markets. The growing availability for viewers in countries outside the USA to receive USA cable network productions from HBO, Show Time and others, has increased demand for the type of programming that North Coast is planning to produce.

North Coast will establish distribution outlets, through strategic alliances, through out its market place. A strong company representative network, coupled with well-chosen, competently produced projects will provide a basis for success.

Under its marketing plan the company is also developing relationships with writers and independent producers to assure that North Coast has a constant flow of projects under review. Included in this stream of projects are feature length films, made for TV films, mini series for TV and TV feature series. While each has a different market place, they all, as in any business, want the most for the least cost. The company has as one of its missions, the cost efficient production of its projects. Cost efficiency will become a hallmark of North Coast and will be the source of the company's internal growth.

The company plans to formulate an aggressive joint venture acquisition plan for stimulating growth. As in most industries, the consolidation movement is growing. North Coast management believes that growth by strategic acquisition is necessary for the company to reach the company's full potential. Management has significant M&A experience.

To date North Coast's current business activities have consisted primarily of developing a business plan, assembling a management team, and pursuing film production opportunities and financing. Options to purchase Magellan Entertainment of Malibu, CA and Nickel Palace, Inc. of Hollywood, CA have been signed. Definitive Agreements are under negotiation.

Magellan Entertainment owns the rights to Tuesday's Letters, a movie script that is scheduled for production this summer. The budget for this project is $4.5 million. A division of Magellan, that will become the distribution arm of North Coast is currently selling Tuesday's Letters into the foreign market place.

Magellan's management team brings 20 plus years of industry experience to North Coast. Their experience includes acting, distribution and most importantly, producing. They have first hand knowledge of industry cost controls which will assist North Coast in reaching its goal of being cost efficient.

Nickel Palace owns the rights to Rennie's Landing, a movie script that is scheduled for filming in June of this year. The budget for this project is $980,000. The director and producers of this film are currently working on bigger budget films for major studios. They are experienced, bright and have the vision necessary to recognize what the viewing public, the 18 B 34 year old wants to see. The addition of the Nickel executives to the North Coast management team brings the X & Y generation vision to the company.

The company had no financial activity during the reporting period from inception, December, 1999 through December 31, 1999.

DESCRIPTION  OF  PROPERTY

North Coast does not own any real property. The company's executive offices are located in Kirkland, WA in 1300 square feet of office space provided to it under a month to month administrative support services agreement with Coast Northwest Inc., a company controlled by Patrick F. Charles and Terrence K. Picken, Officers and Directors of North Coast. Administrative support services provided under a verbal Agreement include use of office space, office equipment, clerical services, data processing, local and long distance telephone service and other miscellaneous administrative services for which the company is charged $5,000 per month. The company believes the office space will be adequate for the foreseeable future.

DIRECTORS,  EXECUTIVE  OFFICERS,  PROMOTERS  AND  CONTROL  PERSONS

This  table  describes  the  Company's current Directors and Executive Officers.

NAME          AGE               TITLE
--------------------------------------------------------------------------------
Patrick  F.  Charles             58          President,  Chief Executive Officer
                                             Director

Terrence  K.  Picken             61          Executive  Vice  President,
                                             Chief  Operating  Officer
                                             Director

Patrick F. Charles is President and CEO and Chairman of the Board of Directors of Storm effective March 31, 2000, the closing date of the Stock Purchase
Agreement  between  Storm  and North Coast.   Mr. Charles has been North Coast's
Chief Executive Officer and Chairman of the Board of Directors since the company's inception. Mr. Charles is President and Chairman and CEO of Saratoga International Holdings, Corp., a publicly traded company listed on the OTC bulletin Board. Mr. Charles is also a founder, President and Chief Executive Officer of Coast Northwest, Inc. a privately owned Washington Corporation, since its inception in 1981. Coast Northwest provides financial and management services to various clients. Mr. Charles has also served as national Director of Legislative consulting services for the International accounting services firm of PricewaterhouseCoopers. Mr. Charles is on the Board of Directors of Absolute Future Tech.com, a publicly traded company providing high tech services related to the Internet. Mr. Charles holds a Bachelor's Degree in Marketing from Seattle University and an MBA from the University of Arizona.

Terrence K. Picken is Executive Vice President and Director of Storm effective March 31, 2000 the closing date of the Stock Purchase Agreement between Storm and North Coast. Mr. Picken is Executive Vice President and Director of Saratoga International Holdings Corp., ("SHCC") a publicly traded company listed on the OTC Bulletin Board. Mr. Picken has served North Coast as its Executive Vice President and Director since its inception. Mr. Picken has served as Executive Vice President and Director of Coast Northwest, Inc. since 1992. Coast Northwest is a privately owned company which provides business management and consulting services to various clients. Mr. Picken was a general practice partner with PricewaterhouseCoopers an international CPA firm. Mr. Picken has over 20 years of international accounting experience and was licensed as CPA in Washington and California as well as a Chartered Accountant in Canada. He graduated with a Chartered Accountant Degree from the University of Manitoba, Canada.

EXECUTIVE  COMPENSATION

During North Coast's most recent operating period ended December 31, 1999, the company had not paid any compensation to executive officers or directors. North Coast plans to enter into employment contracts with its executive officers to compensate them for services provided. This compensation is subject to and dependent upon North Coast raising sufficient funds for operations. Neither North Coast nor Storm have a stock option plan.

Summary  Compensation  Table

     The following summary compensation table shows certain compensation information for services rendered in all capacities for the three fiscal years ended December 31, 1998 and 1999. Other than set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE


                             Annual Compensation                   Long Term Compensation
                            ---------------------                 ------------------------
                                                                 Awards                  Payouts
                                                                 ---------              ------------
                                                                           Securities
                                              Other Annual   Restricted    Underlying     LTIP         All Other
Name and                     Salary   Bonus   Compensation   Stock Awards    Options      Payouts ($)  Compensation
Principal Position   Year      ($)    ($)         ($)            ($)         SAR's (#)                     ($)

Patrick F. Charles   1999      -0-     -0-        -0-            -0-           -0-          -0-            -0-
(CEO & Chairman)
                     1998      -0-     -0-        -0-            -0-           -0-          -0-            -0-

Terrence K. Picken   1999      -0-     -0-        -0-            -0-           -0-          -0-            -0-
(Ex. V-P, COO)
                     1998      -0-     -0-        -0-            -0-           -0-          -0-            -0-


                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                              (INDIVIDUAL GRANTS)
                                              -------------------

                 Number of Securities        Percent of Total
                     Underlying              Options/SAR's
                  Options/SAR's             Granted to Employees        Exercise of Base Price
Name               Granted (#)               In Fiscal Year                   ($/Sh)              Expiration Date
-------------------------------------------------------------------------------------------------------------------

Patrick F. Charles      -0-                           -                           -                       -

Terrence K. Picken      -0-                           -                           -                       -


                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                     AND  FY-END  OPTION/SAR  VALUES


                                                                    Number of Unexercised
                                                                    Securities Underlying      Value of Unexercised In-
                                                                     Options/SAR's At FY-End   The-Money Option/SAR's
                      Shares Acquired                                        (#)                   At FY-End ($)
Name                   On Exercise (#)     Value Realized            Exercisable/Unexercisable  Exercisable/Unexercisable
                                                ($)
---------------------------------------------------------------------------------------------------------------------------
Patrick F. Charles          -0-                  -                           -                       -

Terrence K. Picken          -0-                  -                           -                       -


Compensation  of  Directors

     To date, Directors of the Company have not received any compensation for serving in such capacity.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

Coast Northwest, Inc. provided substantially all of North Coast's administrative services since inception in December 1999. No payments have been made to Coast Northwest for such services. Any future payment for past or future services provided to North Coast will be subject to North Coast's success at raising the necessary funds to finance operations.

North Coast's President Patrick F. Charles and Terrence K. Picken North Coast's Executive Vice President collectively own a controlling interest in Coast Northwest, Inc.

DESCRIPTION  OF  SECURITIES

Storm has one class of securities authorized, consisting of 50,000,000 shares of common stock with a par value of $0.0001 per share.

The holders of common stock are entitled to one vote per share on all matters to be voted on by shareholders and do not have cumulative voting rights. The shares of common stock have no pre-emptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares. In the event of liquidation, dissolution or winding up of the company, the holders of the common stock are entitled to share ratably in all assets remaining which are available for distributing to them after payment of liabilities and after provision has been made for each class or series of stock having preference over the common stock. Holders of the common stock are entitled to share pro rata in dividends and distributions with respect to the common stock, as may be declared by the Board of Directors out of funds legally available.

MARKET  PRICE  AND  DIVIDENDS  ON  STORM'S  COMMON  EQUITY AND OTHER STOCKHOLDER
MATTERS

Storms's common stock has traded on the OTC Bulletin Board under the trading symbol SHPE since August 1998. The stock had trading volume on only 22 days from August 1998 through December 31, 1999. The highest trading volume during that time was 9,500 shares or 0.1% of the outstanding shares and the average volume on a trading day was less than 3,000 shares or less than 0.04% of the outstanding shares.

Quarter  Ended                                     High               Low
--------------------------------------------------------------------------
09/30/1998     14  trades  this  quarter          $2.9375          $0.5625
12/31/1998      3  trades  this  quarter          $1.0000          $1.0000

03/31/1999     No  trades  this  quarter
06/30/1999      4  trades  this  quarter          $2.0000          $1.2500
09/30/1999      1  trade  this  quarter           $0.5625          $0.5625
12/31/1999     No  trades  this  quarter

Quotations for Storm's common stock came from America Online and reflect inter-dealer prices, without retail markups, markdowns or commissions and may not represent actual transactions
Storm  has  approximately  62  holders  of  its  common  stock.

Storm has never declared or paid dividends nor does it expect to in the foreseeable future. Storm currently has a retained deficit of approximately $81,200 and no dividends would be declared or paid until or unless there are adequate retained earnings from which to pay dividends and the Board of Directors declares dividends from legally available funds.

LEGAL  PROCEEDINGS

Neither  Storm  nor  North  Coast  is  a party to any pending legal proceedings.

CHANGES  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANTS

There  have  not  been  any  changes  in  or  disagreements  with  Accountants.

RECENT  SALES  OF  UNREGISTERED  SECURITIES

In June 1998 Storm sold 166,666 shares of common stock to a Corporation for $0.27 per share for a total of $45,000. These shares were sold for cash without the use of an underwriter and there were no discounts or commissions. These shares were issued without registration in reliance on Rule 504 of Regulation D of the Securities Act of 1933.

In June 1998 Storm sold 283,333 shares of common stock to a Corporation for $0.353 per share for a total of $100,000. These shares were sold for cash without the use of an underwriter and there were no discounts or commissions. These shares were issued without registration in reliance on Rule 504 of Regulation D of the Securities Act of 1933.

In March 2000, North Coast issued convertible debentures with a face value of $1,000,000 under Rule 504 of Regulation D. The debentures are convertible into shares of common stock at a 30% discount. As of the date of this report, no portion of the Debenture has been converted.

INDEMNIFICATION  OF  OFFICERS  AND  DIRECTORS

Storm's Articles of Incorporation provide that the directors shall be protected from personal liability to the fullest extent provided by applicable law.

RISK  FACTORS

     LIMITED  OPERATING  HISTORY;  LOSSES.

     RISK OF PROPOSED NEW BUSINESS, LACK OF ASSETS OR REVENUES. Storm was originally incorporated to develop and market automotive audio equipment. However, due to certain technical and market difficulties, Storm's business did not develop as expected. As a result, we decided to cease operations in 1999 and begin a search for new business opportunities. As previously discussed, North Coast recently acquired a majority of our common stock and it is the intention of both Storm and North Coast to merge into one company. As a result, Storm will adopt the proposed business plan of North Coast and seek to develop low cost B low budget films. However, we have very little experience with the production of such films and there is a risk that we will not be able to implement our new strategy or if our films will be commercially successful. Additionally, we currently have no assets and no revenue and do not expect to generate any revenue until subsequent to our proposed merger with North Coast, and our subsequent production of motion movies and made for TV films as currently planned.

NEED FOR ADDITIONAL FINANCING. We have very limited funds, and such funds may not be adequate to take advantage of any available business opportunities. Even if our funds prove to be sufficient to acquire an interest in, or complete a transaction with, a business opportunity, we may not have enough capital to exploit the opportunity. Our ultimate success may depend upon our ability to raise additional capital. We have not investigated the availability, source, or terms that might govern the acquisition of additional capital and will not do so until we determine a need for additional financing. If additional capital is needed, there is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to us. If not available, our operations will be limited to those that can be financed with our modest capital.

     REGULATION OF PENNY STOCKS. Our securities are subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of shareholders to sell their securities.

     In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, and 15g-7 under the Securities Exchange Act of 1934, as amended. Because our securities may constitute "penny stocks" within the meaning of the rules, the rules would apply to us and to our securities. The rules may further affect the ability of owners of our securities to sell our securities.

     Shareholders should be aware that, according to Securities and Exchange Commission Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
(v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. We are aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

     LIMITED PUBLIC MARKET EXISTS. There is a limited public market for our common stock, and no assurance can be given that a market will continue or that a shareholder ever will be able to liquidate his investment without considerable delay, if at all. The market price for our stock may be highly volatile. Factors such as those discussed in this "Risk Factors" section may have a significant impact upon the market price of our securities. Owing to the low price of the securities, many brokerage firms may not be willing to effect transactions in the securities. Even if a purchaser finds a broker willing to effect a transaction in these securities, the combination of brokerage commissions, state transfer taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such securities as collateral for any loans.

     FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS. Management believes that this Report on Form 8-K contains forward-looking statements, including statements regarding, among other items, our future plans and growth strategies and anticipated trends in the industry in which we operate. These forward-looking statements are based largely on our control. Actual results could differ materially from these forward-looking statements as a result of factors we describe herein, including, among others, regulatory or economic influences.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     Successor  Issuer  Election.

     Upon execution of the Exchange Agreement and delivery of the SHPE shares to MRC as the sole shareholder of Hi Liner, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, SHPE became the successor issuer to Hi Liner for reporting purposes under the Securities Exchange Act of 1934 and elected to report under the Act effective March 31, 2000.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

        Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

        The financial statements of SHPE for the fiscal years ending December 31, 1998 and December 31, 1999 are included herein in reliance on the report of Stokes & Company, P.C., our independent public accountants.












                  THE STORM HIGH PERFORMANCE SOUND CORPORATION

                              Financial Statements
                                       and
                          Independent Auditor's Report

                           December 31, 1999 and 1998

                                    CONTENTS

                                                                    PAGE
                                                                    ----

INDEPENDENT  AUDITOR'S  REPORT                                       3

FINANCIAL  STATEMENTS

  Balance  Sheets                                                    4

  Statements  of  Operations                                         5

  Statements  of  Changes  in  Stockholders'  Equity  (Deficit)      6

  Statements  of  Cash  Flows                                        7

  Notes  to  Financial  Statements                            8  -  11

INDEPENDENT  AUDITOR'S  REPORT

Board  of  Directors  and  Stockholders
The  Storm  High  Performance  Sound  Corporation

We have audited the accompanying balance sheets of The Storm High Performance Sound Corporation as of December 31, 1999 and 1998, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Storm High Performance Sound Corporation as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



/s/  Stokes & Company, P.C.

STOKES  &  COMPANY,  P.C.
Washington,  D.C.

February  29,  2000


THE  STORM  HIGH  PERFORMANCE  SOUND  CORPORATION
BALANCE  SHEETS
DECEMBER  31,  1999  and  1998

                                                                         1999        1998
                                                                    ----------  ----------

 ASSETS

 CURRENT ASSETS
   Cash                                                             $     130   $      93
   Accounts receivable - trade                                              -       2,528
   Inventory                                                            8,058      10,559
                                                                    ----------  ----------

         Total current assets                                           8,188      13,180

 PROPERTY AND EQUIPMENT
   Demonstration vehicle and office equipment, net of accumulated
     depreciation of $13,256 and $7,085                                17,736      23,907

 OTHER ASSETS
   Goodwill, net of accumulated amortization of $4,911 and $3,274      60,562      62,199

                                                                    $  86,486   $  99,286
                                                                    ==========  ==========


 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

 CURRENT LIABILITIES
   Accounts payable                                                 $  58,911   $  45,025
   Notes payable                                                       26,912      25,925
   Officer's loan payable                                              81,876      72,122
   Customer deposits                                                        -         828

        Total current liabilities                                     167,699     143,900
                                                                    ----------  ----------

 LONG-TERM LIABILITIES
   Notes payable, less current portion                                      -       1,303
                                                                    ----------  ----------

 STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock, $.0001 par value; 50,000,000 shares
     authorized; 8,521,600 shares issued and outstanding                  852         852
   Additional paid in capital                                         429,948     429,948
   Retained earnings (deficit)                                       (510,854)   (477,005)
   Accumulated other comprehensive income (expense)                    (1,159)        288
                                                                      (81,213)    (45,917)
                                                                    ----------  ----------

                                                                    $  86,486   $  99,286
                                                                    ==========  ==========



THE  STORM  HIGH  PERFORMANCE  SOUND  CORPORATION
STATEMENTS  OF  OPERATIONS
YEARS  ENDED  DECEMBER  31,  1999  and  1998


                                      1999        1998
                                  ---------  ----------

REVENUE
  Sales                           $  3,634   $  13,842

COST OF MERCHANDISE SOLD             3,339      13,946
                                  ---------  ----------

  Gross margin                         295        (104)
                                  ---------  ----------

EXPENSES
  Interest                           2,130       4,335
  Depreciation and amortization      7,808       7,409
  Selling and administrative        26,582     143,789
                                  ---------  ----------
                                    36,520     155,533
                                  ---------  ----------

  Loss from operations             (36,225)   (155,637)

OTHER INCOME AND EXPENSE
  Breach of contract loss                -    (150,000)
  Other income                       2,376           -

  Net loss                        $(33,849)  $(305,637)
                                  =========  ==========


EARNINGS (LOSS) PER COMMON SHARE

  Net loss                        $ (0.004)  $   (0.04)
                                  =========  ==========


THE  STORM  HIGH  PERFORMANCE  SOUND  CORPORATION
STATEMENTS  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY  (DEFICIT)
YEARS  ENDED  DECEMBER  31,  1999  and  1998


                                                                                               Accumulated
                                                                      Additional    Retained      Other
                                                 Common Stock          Paid-in      Earnings  Comprhensive
                                             Shares        Amount      Capital      (Deficit)    Income    Total
                                             ------------  ---------  ---------  --------------  --------  ----------

Balance, December 31, 1997                      8,071,600  $     807  $ 284,993  $    (171,368)  $     -   $ 114,432

  Net proceeds from public offering of
    shares of common stock, $.0001
    per share                                     450,000         45    144,955              -         -     145,000

  Net Loss                                              -          -          -       (305,637)        -    (305,637)

  Other comprhensive income:
    Foreign currency translation adjustment             -          -          -              -       288         288
                                             ------------  ---------  ---------  --------------  --------  ----------

Balance, December 31, 1998                      8,521,600        852    429,948       (477,005)      288     (45,917)

  Net Loss                                              -          -          -        (33,849)        -     (33,849)

  Other comprhensive income (expense):
    Foreign currency translation adjustment             -          -          -              -    (1,447)     (1,447)

Balance, December 31, 1999                      8,521,600  $     852  $ 429,948  $    (510,854)  $(1,159)  $ (81,213)
                                             ============  =========  =========  ==============  ========  ==========


 THE  STORM  HIGH  PERFORMANCE  SOUND  CORPORATION
 STATEMENTS  OF  CASH  FLOWS
 DECEMBER  31,  1999  and  1998


                                                                                   1999        1998
                                                                               ---------  ----------

 CASH FLOWS FROM OPERATING ACTIVITIES
   Cash received from sales                                                    $  7,711   $  17,228
   Payments to vendors, suppliers and employees                                 (15,665)   (169,830)

         NET CASH USED BY OPERATING ACTIVITIES                                   (7,954)   (152,602)
                                                                               ---------  ----------

 CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                                 -     (19,767)
   Loans paid to and received from officers                                           -      50,000

         NET CASH PROVIDED BY INVESTING ACTIVITIES                                    -      30,233
                                                                               ---------  ----------

 CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from loans                                                           10,741      15,042
   Loan Repayments                                                               (1,303)     (1,952)
   Proceeds from sales of shares                                                      -     100,000
   Increase (decrease) in accumulated other comprhensive income (expense)        (1,447)        288

         NET CASH PROVIDED BY FINANCING ACTIVITIES                                7,991     113,378
                                                                               ---------  ----------

         NET INCREASE (DECREASE) IN CASH                                             37      (8,991)

         CASH at beginning of year                                                   93       9,084

         CASH at end of year                                                   $    130   $      93


 RECONCILIATION OF NET LOSS TO NET CASH
      USED BY OPERATING ACTIVITIES:

 Net Loss                                                                      $(33,849)  $(305,637)

 Adjustments to reconcile net loss to net cash used by operating activities:
   Depreciation and amortization                                                  7,808       7,409
   (Increase) decrease in assets:
     Accounts receivable - trade                                                  2,528       2,558
     Deposit with suppliers                                                           -     110,000
     Inventory                                                                    2,501       6,693
   Increase (decrease) in liabilities:
     Accounts payable                                                            13,886      25,547
     Customer deposits                                                             (828)        828

         NET CASH USED BY OPERATING ACTIVITIES                                 $ (7,954)  $(152,602)
                                                                               =========  ==========


THE  STORM  HIGH  PERFORMANCE  SOUND  CORPORATION
Notes  to  Financial  Statements
Years  Ended  December  31,  1999  and  1998


NOTE  A  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Nature  of  Organization
------------------------

The Storm High Performance Sound Corporation (the "Corporation") is a publicly traded company. It is organized and incorporated under the laws of the State of Florida. The Corporation is primarily engaged in the business of selling high performance sound systems at wholesale. The Corporation conducted its operations from its offices in Pembroke, Ontario, Canada and West Palm Beach, Florida. During the year ending December 31, 1999, the Corporation ceased its former operations and began searching for a merger partner. On January 28, 2000 the Company entered into an Agreement and Plan of Merger with North Coast Productions, Inc. (See Note H).

Cash  and  cash  equivalents
----------------------------

Cash and cash equivalents consist of high liquid debt instruments with original maturities of three months or less. At December 31, 1999 and 1998 the company did not have any cash equivalents.

Inventories
-----------

Inventories consist of loudspeakers and related parts. The corporation values its inventories at the lower of cost or market value using the first-in, first-out method.

Property  and  Equipment
------------------------

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes on the useful lives of the assets, which are estimated to be between 5 and 7 years. Expenditures for major renewals and improvements that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Use  of  estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Income  taxes
-------------

Deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

THE  STORM  HIGH  PERFORMANCE  SOUND  CORPORATION
Notes  to  Financial  Statements  (continued)
Years  Ended  December  31,  1999  and  1998


NOTE  A  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

Amortization  of  Goodwill
--------------------------

Cost of investments in purchased companies in excess of the underlying fair value of net assets at dates of acquisition are recorded as goodwill and amortized over 40 years on a straight-line basis.

Foreign  Currency  Translation
------------------------------

Net exchange gains or losses resulting from the translation of assets and liabilities of the Corporation's Canadian operations at December 31, 1999 and 1998, are accumulated in a separate section of the stockholders' equity titled, "Accumulated other comprehensive income (expense)."

Earnings  Per  Share
--------------------

Basic earnings per share (EPS) is computed by dividing net income (loss), which constitutes the income available to common shareholders, by the weighted-average number of common shares outstanding for the year. Diluted EPS reflects the potential dilution that could occur if dilutive securities and other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Corporation. At December 31, 1999 and 1998 the Corporation did not have any dilutive items.

The average shares outstanding for basic EPS during 1999 and 1998, were 8,521,600 and 8,368,822, respectively.

NOTE  B  -  CASH  IN  EXCESS  OF  FDIC  INSURANCE  LIMITS

The Corporation maintains its cash at Toronto Dominion Bank and the United Bank. Throughout the year the cash maintained in these accounts did not exceed the Federal Deposit Insurance Corporation (FDIC) insurance limit.

NOTE  C  -  PROPERTY  AND  EQUIPMENT

Property  and  equipment  are  summarized  by  major classifications as follows:

                                      1999     1998
                                   -------  -------

    Demonstration Vehicle          $11,332  $11,332
    Office Equipment                19,660   19,660
                                   -------  -------
                                    30,992   30,992
    Less accumulated depreciation   13,256    7,085
                                   -------  -------

                                   $17,736  $23,907
                                   =======  =======

THE  STORM  HIGH  PERFORMANCE  SOUND  CORPORATION
Notes  to  Financial  Statements  (continued)
Years  Ended  December  31,  1999  and  1998


NOTE  D  -  INCOME  TAXES

At December 31, 1999 and 1998, the Corporation has recorded deferred tax assets of $76,802 and $71,508 related to the future benefit of a net operating loss carryforward of $512,013 and $476,717, respectively. The loss carry forwards begins to expire in 2012. No tax benefit has been reported because the company believes there is at least a 50% chance that the benefit of the deductible expenses and loss carryforward will not be realized. Accordingly, the total deferred tax benefits of $76,802 and $71,508 for the years ended December 31, 1999 and 1998, has been offset by valuation allowances of the same amount.

NOTE  E  -  NOTES  PAYABLE

Notes  payable  consist  of  the  following:

                                                         1999     1998
                                                      -------  -------

  Prime plus 1%, variable rate demand
  line of credit; secured by company
  assets and shareholders personal guarantees;
  total funds available for the loan are
  $20,000 Canadian, $13,022 US.                       $17,301  $16,530

  Prime plus 1%, installment note currently
  at 7.75%; secured by company assets,
  monthly payments of $250 Canadian.  The
  balance is due in July 2000.                          1,033    3,321

  Unsecured loan from a shareholder bearing
  interest at the rate of 10% per annum.   There is
  no scheduled repayment date.  The balance includes
  accrued interest.                                     8,578    7,377
                                                      -------  -------

                                                       26,912   27,228
    Current portion of debt                            26,912   25,925
                                                      -------  -------

    Long-term debt                                    $     -  $ 1,303
                                                      =======  =======



NOTE  F  -  RELATED  PARTY  TRANSACTIONS

The following transactions occurred between the Corporation and its shareholders or other company's owned by the controlling shareholders:

1. The Corporation has its offices in space provided by the Sound Shop, which is owned by the controlling shareholder's relative. There is no formal lease arrangement and the Corporation pays rent when it can. This lease is at will and can be terminated without notice.

THE  STORM  HIGH  PERFORMANCE  SOUND  CORPORATION
Notes  to  Financial  Statements  (continued)
Years  Ended  December  31,  1999  and  1998


NOTE  F  -  RELATED  PARTY  TRANSACTIONS  (continued)

2. The Corporation has borrowed monies from the controlling shareholders, which are unsecured and non-interest bearing. As of December 31, 1999 and 1998, the Corporation was indebted to these shareholders for $81,876 and $72,122, respectively.

3. As discussed previously, the Corporation shares its offices with another company owned by the controlling shareholders. The Sound Shop would pay for expenses of the Corporation and receive merchandise in exchange, as payment. During the years the payments by the Sound Shop, for which credits were applied to sales invoices, totaled $2,261 and $9,614 for December 31, 1999 and 1998, respectively.

NOTE  G  -  BREACH  OF  CONTRACT  LOSS

The Corporation entered into an agreement with a speaker supplier for the production of inventory. During 1997 the Corporation deposited $110,000 with the vendor and $40,000 in 1998, all of which was to be applied to the cost of the manufacturing. Subsequently, the Corporation learned that the vendor had ceased operations and closed the facility. The Corporation's efforts to locate this vendor have been unsuccessful and the deposit was deemed uncollectible for its year ending December 31, 1998.

NOTE  H  -  REALIZATION  OF  ASSETS

The Corporation's financial statements show that a loss of $33,849 during the year ended December 31, 1999, and as of that date the Corporation's current liabilities, which are its total liabilities, exceeded its current assets by $159,511 and its total assets by $81,213. These factors, as well as the Corporation's poor sales performance during its 3 years of operation create an uncertainty as to the Corporation's ability to continue as a going concern.

Realizing its need for a capital infusion and change in direction, the Corporation has, subsequent to the balance sheet date, entered into an agreement with North Coast Productions, Inc. (a Washington State corporation), whereby North Coast Productions, Inc. will acquire 7,115,593 shares of the Corporation for an amount approximating $300,000. Upon issuance of the shares, the Corporation will then be a subsidiary of North Coast Productions, Inc. Subsequent to the issuance of the shares, the Corporation will redeem 7,030,377 of its outstanding shares from Messrs. Hannaberry and Zacharoff, the present majority shareholders. A transfer of the Corporation's assets, which it owns as of January 28, 2000, plus $50,000 of the purchase price, will pay for the redemption. Thereafter, the parent will merge into the subsidiary and North Coast Productions, Inc. will cease to exist.

The proceeds of the capital infusion will be used to liquidate the Corporation's existing debts to trade creditors, banks and officers of the Corporation.

The agreement contains various contingencies, which could negatively impact the viability of the arrangement described above. The ability of the Corporation to continue as a going concern is dependent upon the success of the plan. The financial statements do not include any adjustments that might be necessary should the Corporation be unable to continue as a going concern.

                             ADDITIONAL INFORMATION

 THE  STORM  HIGH  PERFORMANCE  SOUND  CORPORATION
 SCHEDULES  OF  SELLING  AND  ADMINISTRATIVE  EXPENSES
 YEARS  ENDED  DECEMBER  31,  1999  and  1998


                               1999      1998
                            -------  --------

 Advertising and promotion  $ 2,072  $ 11,347
 Bank fees                      910     1,071
 Consulting fees                  -         -
 Contract labor                   -     5,755
 Insurance                       59         -
 Internet service               406       176
 Miscellaneous                  750     7,789
 Office expense                   -       677
 Payroll and other taxes          -     3,459
 Postage and shipping             -     2,056
 Printing and stationary        401       843
 Professional fees           13,307    71,759
 Property taxes                 230       279
 Rent                           747     8,103
 Repairs and maintenance          -         -
 Stock transaction fees       7,700     4,388
 Telephone                        -     2,414
 Trade shows                      -    14,921
 Travel                           -     8,617
 Utilities                        -         -
 Vehicle operation cost           -       135

                            $26,582  $143,789
                            =======  ========


ITEM  8.  CHANGE  IN  FISCAL  YEAR

        SHPE as the successor issuer has a fiscal year end of December 31. Hi Liner's fiscal year was June 30. SHPE will retain its December 31 fiscal year end.

EXHIBITS

2.1 Exchange Agreement between MRC Legal Services LLC and The Storm High Performance Sound Corporation, dated as of March 31, 2000.

2.2 Consulting Agreement between The Storm High Performance Sound Corporation and certain consultants dated as of March 31, 2000.

2.3 Stock Purchase Agreement by and between Storm High Performance Sound Corporation and North Coast Productions, Inc.

3.1     Articles  of  Incorporation  of  the  Company

3.2     Bylaws  of  the  Company

23.1    Consent  of  Stokes  &  Company,  P.C.,  independent  public accountant


                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE STORM HIGH PERFORMANCE SOUND CORPORATION

                                    /s/  Patrick  F.  Charles
                                    ----------------------------------
                                    President  and  Chief  Executive
                                    Officer

Date:  April  3,  2000